UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2024

Kinetik Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38048	81-4675947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2700 Post Oak Blvd., Suite 300

Houston, Texas 77056

(Address of Principal Executive Offices and Zip Code)

(713) 621-7330

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2024, the board of directors of Kinetik Holdings Inc. (the “Company”) approved, subject to stockholder approval, an amendment and restatement of the Kinetik Holdings Inc. 2019 Omnibus Compensation Plan, as amended from time to time (the “Amended 2019 Plan”). As further described below under Item 5.07 of this Current Report on Form 8-K (this “Report”), the Company’s stockholders approved the Amended 2019 Plan at the Company’s Annual Meeting of Stockholders held on May 20, 2024 (the “Annual Meeting”).

The Amended 2019 Plan increases the number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) available for issuance with respect to awards under the Amended 2019 Plan by 6,500,000 shares. The additional shares of the Company’s Class A Common Stock authorized to be delivered under the Amended 2019 Plan will be registered pursuant to a registration statement on Form S-8.

The summary of the Amended 2019 Plan in this Report does not purport to be a complete description of all provisions of the Amended 2019 Plan and is qualified in its entirety by reference to the full text of the Amended 2019 Plan, which is filed herewith as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted upon the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2024 (the “Proxy Statement”). The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The stockholders elected each of the eleven nominees listed below to the Company’s board of directors to serve a one-year term beginning upon their election until their respective successors have been duly elected and qualified at the annual meeting of stockholders in 2025.

	For	Withhold	Abstain	Broker Non-Votes
Deborah L. Byers	140,567,111	967,900	—	5,032,111
Elizabeth P. Cordia	141,356,380	178,631	—	5,032,111
David I. Foley	138,060,782	3,474,229	—	5,032,111
Jesse Krynak	141,450,846	84,165	—	5,032,111
Michael Kumar	141,495,686	39,325	—	5,032,111
D. Mark Leland	140,807,669	727,342	—	5,032,111
Kevin S. McCarthy	139,364,305	2,170,706	—	5,032,111
John-Paul Munfa	141,358,980	176,031	—	5,032,111
William Ordemann	141,493,352	41,659	—	5,032,111
Laura A. Sugg	137,189,680	4,345,331	—	5,032,111
Jamie Welch	136,413,271	5,121,740	—	5,032,111

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation (Say-on-Pay)

The Company’s stockholders approved, on an advisory non-binding basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
141,041,252	457,508	36,251	5,032,111

Proposal 3: Approval of the Amended and Restated Kinetik Holdings Inc. 2019 Omnibus Compensation Plan

The Company’s stockholders approved the Amended 2019 Plan by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
141,096,621	403,141	35,249	5,032,111

Proposal 4: Ratification of the Appointment of Independent Auditor

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by the stockholders, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
146,536,492	16,755	13,875	—

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits. The following exhibit accompanies this Report:

Exhibit No.	Exhibit Description

10.1*†	Kinetik Holdings Inc. Amended and Restated 2019 Omnibus Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024

KINETIK HOLDINGS INC.

By:	/s/ Todd Carpenter
Name:	Todd Carpenter
Title:	General Counsel, Assistant Secretary and Chief Compliance Officer

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